EXHIBIT 4.2

FORM OF REGISTRANT’S CLASS B PREFERRED SHARE CERTIFICATE

COMPANY **CLEARLY CANADIAN BEVERAGE CORPORATION**

CERTIFICATE RECEIVED

NUMBER OF SHARES **2,000,000** CERTIFICATE NUMBER **B-1** CLASS **Class B Preferred** PAR VALUE **Without** DATE OF ISSUE **May 24, 2005**	REGISTERED HOLDER **BG Capital Group Ltd.**	TRANSFER (ALLOTMENT) FROM 2,000,000 from Treasury	DATE ______________ ______________ SIGNATURE

A BRITISH COLUMBIA COMPANY

CERTIFICATE NUMBER

CLASS

PAR VALUE

DATE OF ISSUE

NUMBER OF SHARES

TRANSFER OF THESE SHARES IS RESTRICTED

CLEARLY CANADIAN BEVERAGE CORPORATION

THIS CERTIFIES THAT ***BG Capital Group Ltd.***

is the registered holder of the number and class of shares described hereon, such shares being fully paid up and non-assessable in the Capital of the Company, and subject to the charter documents of the Company, transferable on the books of the Company by the registered holder in person, or by Attorney duly authorized in writing, upon surrender of this Certificate properly endorsed.

THERE ARE SPECIAL RIGHTS OR RESTRICTIONS ATTACHED TO THESE SHARES AND A COPY OF THE FULL TEXT THEREOF IS OBTAINABLE FROM THE RECORDS OFFICE OF THE COMPANY ON DEMAND AND WITHOUT CHARGE.

"UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE SEPTEMBER 25, 2005"

IN WITNESS WHEREOF the Company has caused this Certificate to be signed by its duly authorized officer(s), and, where required, to be sealed with its common seal, on the date of issue.

Director

President & Director

(Title)

Mack - LAS

Mack Printers & Stationers Ltd

I,
of

in consideration of the sum of
Dollars paid to me by
of
(hereinafter called the "Transferee"), do hereby transfer to the Transferee

Shares in the company called

to hold unto the Transferee,
his/her/its heirs, executors, administrators and assigns, subject to the several conditions on which I held the same at the time of the execution hereof, and the Transferee in taking delivery hereof takes the said shares subject to the conditions aforesaid.

As Witness my hand the day of
20

TRANSFEROR ______________________________

WITNESS ______________________________

CERTIFICATE

FOR

SHARES

REGISTERED IN THE NAME OF

CAPITAL